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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): APRIL 14, 1997


                               BROOKE GROUP LTD.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-5759                                          51-0255124
(Commission File Number)                      (I.R.S. Employer Identification)




100 S.E. SECOND STREET, MIAMI, FLORIDA                      33131
(Address of principal executive offices)                 (Zip Code)


                                 (305) 579-8000
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
         (Former name of former address, if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c)     Exhibits.
                                   EXHIBIT INDEX

                    23.5 Consent of Coopers & Lybrand L.L.P. relating to Brooke Group Ltd.'s registration statements on Form S-3 (No. 33-38869 and No. 33-63119) and
                          Form S-8 (No. 333-24217).

                    23.6 Consent of Price Waterhouse LLP relating to Brooke Group Ltd.'s registration statements on Form S-3 (No. 33-38869 and No,. 33-63119) and
                          Form S-8 (No. 333-24217).

                    23.7 Consent of KPMG Peat Marwick LLP relating to Brooke Group Ltd.'s registration statements on Form S-3 (No. 33-38869 and No. 33-63119) and Form S-8
                          (No. 333-24217).

                    23.8 Consent of Arthur Andersen LLP relating to Brooke Group Ltd.'s registration statements on Form S-3 (No. 33-38869 and No. 33-63119) and Form S-8
                          (No. 333-24217).




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                                  SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BROOKE GROUP LTD.



                                        By: /s/ Richard J. Lampen
                                           -----------------------------
                                        Name: Richard J. Lampen
                                        Title:  Executive Vice President


Date: April 16, 1997






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